UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 21, 2016

NIELSEN HOLDINGS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

85 Broad Street New York, New York 10004 +1 (646) 654-5000		AC Nielsen House London Road Oxford Oxfordshire OX3 9RX United Kingdom +1 (646) 654-5000

(Address of principal executive offices)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Nielsen Holdings plc (the “Company”) held its annual meeting of shareholders on June 21, 2016 (the “Annual Meeting”). The Company’s shareholders considered eight proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2016. A total of 324,739,233 shares were represented at the Annual Meeting in person or by proxy, or 90.0% of the total shares entitled to vote. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

	For	Against	Abstain	Broker Non-Votes
1. To elect the Directors listed below:

James A. Attwood, Jr.	317,672,834	339,286	330,332	6,396,781
Mitch Barns	317,971,667	40,452	330,333	6,396,781
David L. Calhoun	317,351,592	660,789	330,071	6,396,781
Karen M. Hoguet	317,964,247	51,782	326,423	6,396,781
James M. Kilts	316,755,482	1,256,673	330,297	6,396,781
Harish Manwani	309,032,902	8,703,155	606,395	6,396,781
Kathryn V. Marinello	316,363,963	1,651,734	326,755	6,396,781
Robert Pozen	317,983,847	26,844	331,761	6,396,781
Vivek Y. Ranadivé	317,246,344	765,949	330,159	6,396,781
Javier G. Teruel	315,320,189	2,695,555	326,708	6,396,781
Lauren Zalaznick	317,742,208	273,829	326,415	6,396,781
2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016	323,117,757	944,222	677,254	—
3. To reappoint Ernst & Young LLP as the Company’s UK statutory auditor to audit the Company’s UK statutory annual accounts for the year ending December 31, 2016	323,115,533	944,304	679,396	—
4. To authorize the Board of Directors to determine the compensation of the Company’s UK statutory auditor	317,803,817	248,947	289,688	—
5. To approve the Nielsen Holdings plc 2016 Employee Share Purchase Plan	317,675,912	364,168	302,372	6,396,781
6. To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the SEC rules	307,000,906	5,574,752	5,766,794	6,396,781
7. To approve on a non-binding, advisory basis the Directors’ Compensation Report for the year ended December 31, 2015, which is included in the Proxy Statement	307,845,927	4,740,232	5,756,293	6,396,781
8. To approve the Directors’ Compensation Policy, which is included in the Proxy Statement	308,584,537	4,247,470	5,510,445	6,396,781

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2016

NIELSEN HOLDINGS PLC

By:	/s/ Harris A. Black
Name:	Harris A. Black
Title:	Secretary